UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

Item 1.  Reports to Stockholders.

1-877-766-2264 • www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA — Chief Investment Officer

October 1, 2014

The global equity markets have experienced what we believe to be an abnormally long period of general prosperity and low volatility as global central banks have maintained their easy monetary policy positions. The policies have coaxed the global economies onto firmer footing and helped drive risk assets to new heights. We can’t help but wonder if the policies responsible for keeping the global economy on the upswing could eventually have unintended consequences that result in stress and higher volatility in the financial markets. Until that happens, investors will continue to enjoy the ride along the road paved by easy money from global central banks.

The bright spot in the global economy is the U.S. as Europe flirts with outright recession and the Japanese economy has contracted in two out of the past three quarters. U.S. growth appears to be accelerating as the year progresses. In 2014, first quarter growth contracted 2.1%, much of it explained away as weather related, second quarter economic activity surged 4.6%, and the third quarter advanced 3.5%. Labor market conditions remain solid as the economy has averaged 220,000 new jobs per month so far in 2014 and the unemployment rate dropped to 5.9% in September 2014, a six-year low.

The U.S. and Europe are now following different road maps with the U.S. Federal Reserve scheduled to cease their bond buying program in October 2014 while the European ECB is trying to stimulate a stagnating economy. In the U.S., the debate has turned to when the Federal Reserve will hike overnight interest rates. A growing consensus among economists is that the FOMC will begin to raise the fed funds rate sometime in the latter half of 2015. Historically, the Federal Reserve has begun hiking rates about twelve months after the end of an easing campaign. However, given the current growth trajectory of the U.S. economy, the rate hike could come sooner and we expect it to happen possibly as early as March 2015, and probably June 2015 at the latest. Even if the FOMC has the urgency to pull the trigger before mid-2015, we believe the earlier schedule would be largely immaterial to the economic environment.

The widening growth disparity between the U.S. and the rest of the developed world resulted in quite a bit of dispersion in global market performance over the past year. For example, over the past 12 months ended September 30, 2014, the S&P 500 gained 19.69%. Over the same period, the MSCI All Country World gained 11.32%, the MSCI All Country World ex-U.S. gained 4.77%, MSCI EAFE gained 4.93%, and the MSCI Emerging Markets index gained 4.30%. The Navigator Equity Hedged Fund (the “Fund”) institutional shares gained

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One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

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3.01% over the one year period ending September 30, 2014 versus a 12.20% gain for the MSCI World Index and 5.46% gain for the HFRX Equity Hedged Index, the Fund’s benchmarks, over the same period.

The Fund underperformed its benchmarks primarily due to fact that it hedges its exposure at all times to limit downside volatility. The Fund is bound to struggle in the market environment that has existed over the past several years as risk assets have rallied and the equity markets have not experienced any real downside. In the environment where there is no real volatility but risks remains, the Fund management has attempted to manage the cost of the hedge by being opportunistic and maintaining a minimal hedge required to safeguard client assets. Even so, hedging has been a serious drag on returns.

Outlook

The markets are now entering into the most favorable seasonal period of the 16 quarters in the Presidential Cycle. The fourth quarter of the mid-term year is the strongest of the sixteen quarters, with the S&P 500 averaging a 7.5% gain since 1941. The catalyst to kick off this seasonal strength is the midterm elections, November 4th this year. Since 1982, the 30 calendar days leading into the midterm elections have all been positive. Over a longer-term horizon, the next four quarters are also the strongest four quarters historically of the sixteen in the Presidential Election Cycle.

Based on the strength of the U.S. economy and macroeconomic research, U.S. interest rates could justifiably be 100 basis points higher than they are today. Evidently they have been held lower by a number of factors including foreign inflows, the low rates globally, Federal Reserve bond buying program, and geopolitical turmoil. The U.S. economy is certainly doing well enough to suggest higher interest rates lie ahead. With quantitative easing ending in the U.S. and the U.S. Federal Reserve preparing investors for a higher federal funds rate in 2015, the stage is set for U.S. interest rates to move higher. That seems to be the consensus call, so we will be alert to what may be wrong about that scenario as we move forward.

We know the Fed is preparing the market for higher interest rates. Higher rates have not been a major detriment to the market in the past, at least initially. In the 13 rate hike cycles since 1928, the S&P 500 has posted strong gains the year before tightening cycles began, rising a median of 16.3% versus the long-term average of 8%. After the initial hike, the market has continued to rise but at a slower 5% median gain one year after the first hike. So, even in the face of higher rates in 2015, we look for the market to post continued gains. In that environment, the Fund will likely maintain an underweight to hedged allocations in order to reduce the cost of hedging.

1416-NLD-11/14/2014

One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

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Navigator Duration Neutral Bond Fund

Jonathan Fiebach – Chief Investment Officer	October 1, 2014

Annual Recap September 2013 – September 2014

We are extremely pleased with the performance of the Navigator Duration Neutral Bond Fund – Class I (the “Duration Neutral Fund”) as the fund glided past the milepost of its first full year of investing. The Duration Neutral Fund posted an inception-to-date return of 4.94%1, while maintaining the target duration of zero throughout. Much of the return was generated by our research and ability to choose securities we felt were undervalued, while maintaining our discipline to liquidate once full value was reached. For the year ended 9/30/14, the Barclays Municipal Index returned 7.93%, but 3.31% of the return came from price appreciation due to interest rate exposure that we do not have in the Duration Neutral Fund. 2 Without the excess return from exposure to duration, the Barclay Municipal Index return was 4.62% for the period, forty basis points lower than the 5.03% net return for the Duration Neutral Fund. The Barclays U.S. Aggregate Index for Fixed Income did not do as well, returning 3.96% for the twelve months ended 9/30/14.3

When the Duration Neutral Fund launched in 2013 most of the analyst outlooks we follow were calling for higher interest rates. In fact, over the past year the SEC has been warning investors and bond dealers about the risks of losses that will occur when interest rates rise.4 While we manage the Duration Neutral Fund with a neutral outlook, we could not help but be aware of the psychological damage investors would face if the predominant market outlook proved correct. The reality is that rates have been stable or declining for most of the last year and investors have generally disregarded the warnings and predictions. Throughout the year I have sensed a growing appetite for interest rate risk developing worldwide, including in the United States. We are happy to provide a product which has return expectations that are indifferent to the direction of interest rates; we also understand investors’ Pavlovian approach to taking interest rate risk. After all, the bull market in bonds has pushed past three decades and can be traced to 1981, when the ten year Treasury note peaked at a yield in excess of 15%. The move from 1981 to today’s rates, of just over 2%, has produced an addiction to the profits in the

[1]	http://quotes.morningstar.com/fund/NDNIX/f?t=NDNIX, Fund launch date was 9/23/2013, return as of 9/30/14.
[2]	Barclays Index information from: https://index.barcap.com/.
[3]	Ibid.
[4]	http://www.sec.gov/investor/alerts/ib_interestraterisk.pdf, released 6/26/2013.

One Liberty Place          53rd Floor          1650 Market Street          Philadelphia, PA 19103          215.563.4183

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bond market. If I were to ask the following question: would you rather lend or borrow at 2%, I suspect most people may answer that they would rather borrow. And yet, with Japanese ten year bond yields of approximately 1/2%, and German ten year bond yields under 1%5, the U.S. ten year at a rate in excess of 2% just might look too good to pass up for many investors. The Federal Reserve (the “Fed”), obviously sensing the worldwide demand for U.S. Treasury bonds, has chosen an excellent time to end its Quantitative Easing program. Quite simply, I believe the Fed members think rates are being pushed lower through real buying and market demand, and the help of the Fed to keep rates low is no longer needed. I am not predicting the future of bond yields, just stating what I see as fairly obvious: institutional investors appear happy to lock in 2 – 3% for the long term. Much of the talk about interest rates going forward will revolve around the short term (overnight) rate, that the Fed controls and is currently in a range of 0 -.25%. My feeling is that the Fed will not want its actions to influence elections, and therefore they will wait to discuss changes until after the mid-term elections, but will also be aware that they cannot get too close to the next presidential election either. I think the window for “lift off” on short term rate increases will be calendar year 2015, and that 2016 may be too late as the presidential election campaign will be in full force. Again, the timing for the Fed is excellent due to international bond demand, and a small increase in money market rates may not affect demand for longer term bonds. If lift off does not occur in 2015, my guess is that discussion of rate increases will be put off until 2017, when there is a new president in the White House who may or may not agree with the current administration’s selection and policies of Federal Reserve Chair Janet Yellen. With inflation expectations running well below 2% for the next few years6, the option to put off the decision until 2017 may not be as unlikely as the market analysts would like us to think.

The Municipal Market – Review and Outlook

The municipal bond market had a bumpy twelve months, with credit as the focus. Just as the market was recovering from the default of Detroit (July 2013), Puerto Rico’s bonds were the credit story in 2014. As I have mentioned from time to time over the years, Puerto Rico was a ticking time bomb of trouble. Most of the island’s government debt was downgraded to junk this past year. Some of the government agency debt from Puerto Rico traded as low as 40 cents on the dollar during the year, while General Obligation bonds traded at 9.5 -10% yields for fifteen year maturities. This is a massive adjustment on a relative and absolute basis, and although I am still negative on the local Puerto Rican economy and the weight of the enormous

[5]	Bloomberg as of 9/30/14.

[6]	http://www.marketwatch.com/story/the-us-market-is-sending-a-worrisome-signal-on-inflation-2014-09-24.

One Liberty Place          53rd Floor          1650 Market Street          Philadelphia, PA 19103          215.563.4183

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per capita debt, I think current bond prices and yields adequately compensate investors for the risks. The Duration Neutral Fund, though, cannot invest in junk bonds.

The general municipal market is going through a cycle of improving credit, led by California, which has seen a rating upgrade by Moody’s, and has been put on positive credit review by S&P.7 Overall, the municipal bond market continues to generally suffer from lack of demand from the retail investor. As I have written about in prior reports, the demand for taxable bonds often comes from international investors who compare U.S. rates to rates in countries like Germany and Japan, and who do not traditionally buy in the municipal bond space. The municipal market is more heavily dependent on domestic retail investors, who seem less willing to adjust to lower worldwide bond returns and appear more content to sit in cash earning 0% than buy a municipal bond at 2-3% yield.

Summary

The next twelve months will be very interesting. As I write this report I sense the overwhelming sentiment is that bond rates are headed lower, exactly the opposite of the sentiment a year ago. I have to wonder: will the contrarians be right again next year? With bond rates so low on an absolute basis, and yet so high on a relative basis, where do we go from here? It will be interesting to see how the following questions play out over the next year:

Will the Fed begin to lift overnight rates, leave them alone, or even lower them?

If the Fed lifts short term rates, will it affect long term bond rates or not?

Will U.S. rates converge with high quality international rates?

If rates internationally do converge will it be at higher or lower rates?

Will the balance of power in Congress shift and does it matter?

Will retail investors be proven correct to have kept large cash balances, or not?

[7]	Bloomberg, as of 9/30/14.

One Liberty Place          53rd Floor          1650 Market Street          Philadelphia, PA 19103          215.563.4183

1416-NLD-11/14/2014

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Navigator® Sentry Managed Volatility Fund

K. Sean Clark, CFA — Chief Investment Officer

October 1, 2014

The global equity markets have experienced what we believe to be an abnormally long period of general prosperity and low volatility as global central banks have maintained their easy monetary policy positions. The policies have coaxed the global economies onto firmer footing and helped drive risk assets to new heights. We can’t help but wonder if the policies responsible for keeping the global economy on the upswing could eventually have unintended consequences that result in stress and higher volatility in the financial markets. Until that happens, investors will continue to enjoy the ride along the road paved by easy money from global central banks.

The Navigator Sentry Managed Volatility Fund’s – Class I (Fund) objective is to seek to provide protection against declines in the value of a shareholder’s portfolio of equity investments. The Fund generally seeks negative correlation to the U.S. equity markets, in order to obtain positive returns in an unfavorable equity market. The Fund is not intended to be a single holding, nor is it designed to provide equity-like returns. In contrast, it is designed to be a hedge within a broadly diversified allocation and to provide an asset within a portfolio that is negatively correlated to the markets. The Fund is bound to struggle in the market environment that has existed over the past several years as risk assets have rallied and the equity markets have not experienced any real downside. In fact, the last time the S&P 500 experienced a meaningful correction that approached 10% was in 2012. Since Fund’s inception on March 6, 2014 through September 30, 2014 the S&P 500 has gained 6.26%. Over the same period, the Fund has lost 21.7%, while the inverse S&P 500 decreased by 6.27%.

Paying a premium by way of hedging for the comfort of knowing that you have at least some protection from the worst happening in the markets can be drag on returns, especially when the feared market weakness doesn’t materialize. In this environment the best the Fund management can do is provide the hedge and manage the cost of the hedge by being opportunistic and maintaining a minimal hedge required to safeguard client assets. Eventually the inevitable stock market correction will occur and the Fund will see gains that help offset the market losses.

Outlook

The markets are now entering into the most favorable seasonal period of the 16 quarters in the Presidential Cycle. The fourth quarter of the mid-term year is the strongest of the sixteen quarters, with the S&P 500 averaging a 7.5% gain since 1941. The catalyst to kick off this seasonal strength is the midterm elections, November 4th this year.

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One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

6

Since 1982, the 30 calendar days leading into the midterm elections have all been positive. Over a longer-term horizon, the next four quarters are also the strongest four quarters historically of the sixteen in the Presidential Election Cycle.

Based on the strength of the U.S. economy and macroeconomic research, U.S. interest rates could justifiably be 100 basis points higher than they are today. Evidently they have been held lower by a number of factors including foreign inflows, the low rates globally, Federal Reserve bond buying program, and geopolitical turmoil. The U.S. economy is certainly doing well enough to suggest higher interest rates lie ahead. With quantitative easing ending in the U.S. and the U.S. Federal Reserve preparing investors for a higher federal funds rate in 2015, the stage is set for U.S. interest rates to move higher. That seems to be the consensus call, so we will be alert to what may be wrong about that scenario as we move forward.

We know the Fed is preparing the market for higher interest rates. Higher rates have not been a major detriment to the market in the past, at least initially. The S&P 500 has posted strong gains the year before tightening cycles have begun, rising a median of 16.3% versus the long-term average of 8%. After the initial hike, the market has continued to rise but at a slower 5% median gain one year after the first hike. So, even in the face of higher rates in 2015, we look for the market to post continued gains. In that environment, the Fund will likely maintain an underweight to hedged allocations in order to reduce the cost of hedging.

1416-NLD-11/14/2014

One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

7

Navigator® Tactical Fixed Income Fund

K. Sean Clark, CFA — Chief Investment Officer

October 1, 2014

The bright spot in the global economy is the U.S. as Europe flirts with outright recession and the Japanese economy has contracted in two out of the past three quarters. U.S. growth appears to be accelerating as the year progresses. In 2014, first quarter growth contracted 2.1%, much of it explained away as weather related, second quarter economic activity surged 4.6%, and the third quarter advanced 3.5%. Labor market conditions remain solid as the economy has averaged 220,000 new jobs per month so far in 2014 and the unemployment rate dropped to 5.9% in September 2014, a six-year low.

The U.S. and Europe are now following different road maps with the U.S. Federal Reserve scheduled to cease their bond buying program in October 2014 while the European ECB is trying to stimulate a stagnating economy. In the U.S., the debate has turned to when the Federal Reserve will hike overnight interest rates. A growing consensus among economists is that the FOMC will begin to raise the fed funds rate sometime in the latter half of 2015. Historically, the Federal Reserve has begun hiking rates about twelve months after the end of an easing campaign. However, given the current growth trajectory of the U.S. economy, the rate hike could come sooner and we expect it to happen possibly as early as March 2015, and probably June 2015 at the latest. Even if the FOMC has the urgency to pull the trigger before mid-2015, we believe the earlier schedule would be largely immaterial to the economic environment.

Interest rates have remained very low globally. Short-term rates across many European markets did the unthinkable, with two year rates going negative during the third quarter of 2014 in many countries. During the third quarter of 2014 European 10-year rates plunged as Europe’s economy faltered. German and French 10-year rates hit record lows and all of major Europe, and even the peripheral European counties of Spain and Italy, have lower 10-year rates than U.S. Treasuries. Treasury bonds remain buoyed by growth concerns in Europe and demand for U.S. bonds from abroad resulting in U.S. dollar strength. The rising dollar makes U.S. based investments more attractive to foreign investors.

Over the period from the inception of the Navigator Tactical Fixed Income Fund – Class I (Fund) on March 27, 2014 until September 30, 2014, the Fund decreased by 0.15%, the Barclays US Corporate High Yield Index increased by 0.63%, and the Barclays Aggregate Bond Index increased by 2.03%. Credit market volatility has recently picked up from having been at depressed levels for well over a year. The increase in volatility has resulted in a shift in relative performance with high quality beginning to outperform lower quality credit.

The Fund’s primary evaluation regarding which asset classes within fixed income to invest in involves comparing the relative strength of high yield bonds versus Treasuries. By that measure, high yield bonds have had the edge and the Fund has remained invested in high yield bonds since its inception. However, Treasury performance has recently picked up as high yield has faltered, and as a result the Fund’s allocation to high yield has lost ground.

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One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

8

High yield bonds have performed very well over the past several years, but the Barclays US Corporate High Yield Bond Index declined 1.87% in the third quarter 2014. It was the first quarterly decline for high yield bonds in five quarters. In fact, it was only the second quarterly loss in three years. Credit spreads remain very tight historically and longer- term credit fundamentals remain well supported with a friendly Fed and a strengthening economy. There was a risk-off environment for high yield bonds as retail investors fled on the first hint of weakness, resulting in record outflows from high yield mutual funds and ETFs. However, so far institutions proved willing to buy high yield bonds as retail investors fled.

Outlook

Based on the strength of the U.S. economy and macroeconomic research, U.S. interest rates could justifiably be 100 basis points higher than they are today. We feel they have been held lower by a number of factors including foreign inflows, the low rates globally, Federal Reserve bond buying program, and geopolitical turmoil. The U.S. economy is certainly doing well enough to suggest higher interest rates ahead. With quantitative easing ending in the U.S. in October 2014 and the U.S. Federal Reserve preparing investors for a higher federal funds rate in 2015, the stage is set for U.S. interest rates to move higher. That seems to be the consensus call, so we will be alert to what may be wrong about that scenario as we move forward.

We view the price weakness in credit over the last quarter was largely due to retail investors fleeing at the first hint of weakness, resulting in record outflows from high yield mutual funds and ETFs, and a record new-issue calendar in September 2014 that needed to be absorbed. The credit market handled the influences well and the markets seem to have stabilized. We think that the fundamental backdrop for credit risk remains very favorable from a top-down perspective as the economy continues to grow and corporate balance sheets remain healthy, which should entice those looking to allocate to high yield.

1416-NLD-11/14/2014

One Liberty Place ª 53rd Floor ª 1650 Market Street ª Philadelphia, PA 19103 ª 800.766.2264 ª www.ccmg.com

9

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2014 compared to its benchmark:

	Year Ended	Annualized Since
	9/30/14	Inception*

Navigator Equity Hedged Fund:
Class A	2.84%	(0.27)%
Class A with load of 5.50%	(2.83)%	(1.75)%
Class C	2.02%	(1.02)%
Class I	3.01%	(0.01)%
MSCI World Index	12.20%	10.30%
HFRX Equity Hedge Index	5.46%	(1.19)%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2014 prospectus, the total annual operating expenses before fee waivers are 1.78%, 2.53% and 1.53% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Exchange Traded Funds	87.5%	Mutual Funds	10.2%
Large-Cap Funds	35.7%	Asset Allocation	10.2%
Country Funds	35.4%	Short-Term Investments	2.3%
Sector Funds	16.4%		100.0%

+	Based on Portfolio Market Value as of September 30, 2014. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

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Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2014 compared to its benchmark:

	Year Ended	Annualized Since
	9/30/14	Inception*

Navigator Duration Neutral Bond Fund:
Class A	4.82%	4.73%
Class A with load of 3.75%	0.89%	0.87%
Class C	4.29%	4.21%
Class I	5.03%	4.94%
Barclays Municipal Bond Index	7.93%	8.08%

*	Fund commenced operations on September 23, 2013.

Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2014 prospectus, the total annual operating expenses before fee waivers are 4.80%, 5.55% and 4.55% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Municipal Bonds	59.5%
Mutual Funds	14.3%
Option Contracts	0.1%
Short-Term Investments	26.1%
100.0%

+	Based on Portfolio Market Value as of September 30, 2014. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

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Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2014 compared to its benchmark:

Since
Inception*

Navigator Sentry Managed Volatility Fund:
Class A	(21.70)%
Class A with load of 3.75%	(24.64)%
Class C	(21.70)%
Class I	(21.70)%
S&P 500 Inverse Daily Index	(6.27)%

*	Fund commenced operations on March 6, 2014. Returns are not annualized.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 3, 2014 prospectus, the total annual operating expenses before fee waivers are 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Options Contracts	29.3%
Short-Term Investments	70.7%
100.0%

**	Based on Portfolio Market Value as of September 30, 2014. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

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Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2014 compared to its benchmark:

Since
Inception*

Navigator Tactical Fixed Income Fund:
Class A	(0.40)%
Class A with load of 3.75%	(4.14)%
Class C	(0.71)%
Class I	(0.15)%
Barclays US Corporate High Yield Bond Index	0.63%

*	Fund commenced operations on March 27, 2014. Returns are not annualized.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s March 3, 2014 prospectus, the total annual operating expenses before fee waivers are 1.57%, 2.32% and 1.32% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Exchange Traded Funds	33.0%
Mutual Funds	35.4%
Bonds & Notes	0.1%
Short-Term Investments	31.5%
100.0%

**	Based on Portfolio Market Value as of September 30, 2014. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

13

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 87.2%
	COUNTRY FUNDS - 35.3%
34,294	iShares MSCI All Country Asia ex Japan ETF	$2,102,908
57,074	iShares MSCI Canada ETF	1,752,172
179,693	iShares MSCI Japan ETF	2,114,987
48,717	iShares MSCI Mexico Capped ETF	3,348,319
48,190	iShares MSCI Philippines ETF	1,834,111
193,070	iShares MSCI Taiwan ETF	2,948,179
37,636	iShares MSCI Thailand Capped ETF	3,155,026
61,933	SPDR S&P China ETF	4,747,164
160,770	WisdomTree India Earnings Fund	3,522,471
40,446	WisdomTree Japan Hedged Equity Fund	2,116,135
		27,641,472
	LARGE-CAP FUNDS - 35.6%
82,738	iShares S&P 100 ETF	7,294,182
72,194	iShares S&P 500 Growth ETF	7,711,763
81,043	PowerShares S&P 500 High Beta Port ETF	2,688,334
51,732	SPDR S&P 500 ETF Trust	10,192,239
		27,886,518
	SECTOR FUNDS - 16.3%
31,114	Financial Select Sector SPDR Fund	720,911
49,563	Health Care Select Sector SPDR Fund	3,167,571
2,766	iShares Nasdaq Biotechnology ETF	756,861
10,607	iShares PHLX Semiconductor ETF	921,218
15,203	iShares Transportation Average ETF	2,294,133
9,158	iShares U.S. Healthcare Providers ETF	978,624
17,781	iShares US Technology ETF	1,791,613
21,889	Powershares QQQ Trust Series 1	2,162,414
		12,793,345

	TOTAL EXCHANGE TRADED FUNDS (Cost - $67,692,459)	68,321,335

	MUTUAL FUNDS - 10.1%
	ASSET ALLOCATION - 10.1%
1,013,258	Navigator Sentry Managed Volatility Fund - Class I #*	7,933,807
	TOTAL MUTUAL FUNDS (Cost - $8,025,035)

	SHORT-TERM INVESTMENTS - 2.3%
	MONEY MARKET FUND - 2.3%
1,790,346	Milestone Treasury Obligations Fund, Institutional Class, 0.01% +	1,790,346
	(Cost - $1,790,346)

	TOTAL INVESTMENTS - 99.6% (Cost - $77,507,840) (a)	$78,045,488
	OTHER ASSETS LESS LIABILITIES - 0.4%	298,498
	NET ASSETS - 100.0%	$78,343,986

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $77,507,840 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$1,325,379
Unrealized depreciation:	(787,731)
Net unrealized appreciation:	$537,648

The accompanying notes are an integral part of these financial statements.

14

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS September 30, 2014

Principal Amount		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 55.6%
	MUNICIPAL - 55.6%
	CALIFORNIA - 10.8%
$2,000,000	Clovis Unified School District @	0.000	8/1/2029	$1,011,980
1,865,000	State of California	7.950	3/1/2036	2,276,773
				3,288,753
	FLORIDA - 6.3%
665,000	City of Orlando, FL	5.000	11/1/2039	913,198
850,000	County of Broward FL Airport System Revenue	5.500	10/1/2031	1,010,531
				1,923,729
	IDAHO - 3.7%
1,000,000	Twin Falls County School District No. 411 Twin Falls	4.750	9/15/2039	1,116,720

	ILLINOIS - 2.2%
600,000	Cook County Community College District No. 508	5.125	12/1/2038	653,238

	KANSAS - 3.6%
1,000,000	Wyandette County-Kansas City Unified Government Utility	5.000	9/1/2044	1,114,040

	LOUISIANA - 5.4%
500,000	City of New Orleans, LA	5.000	12/1/2029	568,685
1,000,000	City of New Orleans, LA Sewerage Service Revenue	5.000	6/1/2044	1,089,470
				1,658,155
	MICHIGAN - 3.4%
1,000,000	Michigan Finance Authority	5.000	7/1/2039	1,046,260

	NEW JERSEY - 3.8%
1,000,000	New Jersey State Turnpike Authority	5.000	1/1/2029	1,147,440

	NEW YORK - 11.0%
1,000,000	New York City Transitional Finance Authority Future Tax	5.000	2/1/2042	1,111,870
1,000,000	New York City Water & Sewer System	5.000	6/15/2044	1,095,730
1,000,000	New York State Urban Development Corp.	5.000	3/15/2030	1,157,990
				3,365,590
	PENNSYLVANIA - 5.4%
230,000	Philadelphia Gas Works Co.	5.000	10/1/2037	250,265
1,240,000	Philadelphia Gas Works Co.	5.250	8/1/2040	1,400,134
				1,650,399

	TOTAL BONDS & NOTES ( Cost - $16,201,401)			16,964,324

Shares
	MUTUAL FUNDS - 13.3%
	CLOSED-END FUNDS - 13.3%
182,671	BlackRock MuniYield Quality Fund III, Inc.			2,504,420
26,818	Nuveen Pennsylvania Investment Quality Municipal Fund			365,261
87,200	Nuveen Premium Income Municipal Fund 2, Inc.			1,199,000
	TOTAL MUTUAL FUNDS ( Cost - $4,056,712)			4,068,681

The accompanying notes are an integral part of these financial statements.

15

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Continued) September 30, 2014

Contracts ^		Value
	OPTIONS - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
50	US 10 Year Future November 2014, Strike Price $130, Expiration Date 10/24/2014	$781
125	US Bond Future November 2014, Strike Price $146, Expiration Date 10/24/2014	1,953
	TOTAL OPTIONS PURCHASED (Cost - $7,510)	2,734

Shares
	SHORT-TERM INVESTMENTS - 24.3%
	MONEY MARKET FUND - 24.3%
7,451,687	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.01%+	7,451,687
	(Cost - $7,451,687)

	TOTAL INVESTMENTS - 93.3% (Cost - $27,717,310) (a)	$28,487,426
	OTHER ASSETS LESS LIABILITIES - 6.7%	2,053,459
	NET ASSETS - 100.0%	$30,540,885

@	Zero coupon bond.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

^	Each option contract allows the holder the option to purchase 1 underlying futures contract.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $27,730,631 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$782,061
Unrealized depreciation:	(25,266)
Net unrealized appreciation:	$756,795

Number of		Unrealized
Short Contracts		Appreciation
	FUTURES CONTRACTS
27	US 10-Year Treasury Note, expiring December 2014 (Underlying face amount at value $3,365,297)	$14,750
100	US Long Bond Future, expiring December 2014 (Underlying face amount at value $13,790,630)	131,082
12	US Ultra Bond, expiring December 2014 (Underlying face amount at value $1,830,000)	36,000
	TOTAL FUTURES CONTRACTS	$181,832

The accompanying notes are an integral part of these financial statements.

16

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS September 30, 2014

Contracts		Value
	OPTIONS - 27.9% (a)
	PUT OPTIONS PURCHASED - 27.9%
2,200	S&P 500 Index, Strike Price $1,900, Expiration Date 3/20/2015	$13,508,000
	TOTAL OPTIONS PURCHASED (Cost - $11,994,484)

Shares
	SHORT-TERM INVESTMENTS - 67.2%
	MONEY MARKET FUND - 67.2%
32,562,136	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+	32,562,136
	(Cost - $32,562,136)

	TOTAL INVESTMENTS - 95.1% (Cost - $44,556,620) (a)	$46,070,136
	OTHER ASSETS LESS LIABILITIES - 4.9%	2,399,029
	NET ASSETS - 100.0%	$48,469,165

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $46,070,136 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized depreciation:	$—

		Notional	Termination	Unrealized
TOTAL RETURN SWAP CONTRACTS: #	Counterparty	Amount	Date	Depreciation

SGI Vol Invest Dynamic Carry Hedge Index- to receive Total Return vs. Fee	Societe
(0.5%(Days/360))	Generale	$9,000,000	10/5/2015	$(77,608)
SGI Vol Invest Dynamic Carry Index- to receive Total Return vs. Fee	Societe
(0.5%(Days/360))	Generale	3,000,000	10/5/2015	(159,146)

Net unrealized depreciation on swap contacts:				$(236,754)

(#)	The Fund did not pay any upfront premiums during the period on these swap contracts.

The accompanying notes are an integral part of these financial statements.

17

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS September 30, 2014

Shares				Value
	EXCHANGE TRADED FUNDS - 46.1%
	DEBT FUND - 46.1%
340,006	iShares iBoxx $ High Yield Corporate Bond ETF (a)			$31,263,552
775,095	SPDR Barclays High Yield Bond ETF (a)			31,143,317
	TOTAL EXCHANGE TRADED FUNDS (Cost - $63,980,316)			62,406,869

	MUTUAL FUNDS - 49.5%
	OPEN-ENDED FUND - 49.5%
889,239	BlackRock High Yield Portfolio - Institutional Shares			7,291,758
1,085,867	Eaton Vance Income Fund of Boston - Institutional Shares			6,482,623
1,452,806	Invesco High Yield Fund - Class Y			6,406,875
818,215	JPMorgan High Yield Fund - Select Shares			6,472,082
938,236	Lord Abbett High Yield Fund - Institutional Shares			7,355,771
699,698	Neuberger Berman High Income Bond Fund - Institutional Shares			6,451,219
812,713	Nuveen High Income Bond Fund - Class I			7,298,162
606,480	Pioneer High Yield Fund - Class Y			6,428,686
822,250	Putnam High Yield Trust - Class Y			6,438,218
728,782	Western Asset High Yield Fund - Institutional Shares			6,442,429
	TOTAL MUTUAL FUNDS (Cost - $68,801,926)			67,067,823

Principal		Coupon
Amount		Rate (%)	Maturity
	BONDS & NOTES - 0.1%
$100,000	United States Treasury Note	2.375	8/15/2024	98,852
	(Cost - $98,610)

Shares
	SHORT-TERM INVESTMENTS - 44.1%
	MONEY MARKET FUND - 3.8%
5,165,444	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+			5,165,444
	(Cost - $5,165,444)

Principal
Amount
	REPURCHASE AGREEMENTS (b) - 40.3%
$3,762,197	Daiwa Capital Markets America, 0.01% dated 9/30/14 due			3,762,197
	10/1/14 in the amount of $3,762,573
12,696,074	HSBC Securities USA, Inc., 0.00% dated 9/30/14 due			12,696,074
	10/1/14 in the amount of $12,697,344
12,696,074	JP Morgan Securities LLC, 0.01% dated 9/30/14 due			12,696,074
	10/1/14 in the amount of $12,697,344
12,696,074	Mizuho Securities USA, Inc., 0.01% dated 9/30/14 due			12,696,074
	10/1/14 in the amount of $12,697,344
12,696,074	Citigroup Global Markets, Inc., 0.01% dated 9/30/14 due			12,696,074
	10/1/14 in the amount of $12,697,344
	TOTAL REPURCHASE AGREEMENTS (Cost - $54,546,493)			54,546,493
	TOTAL SHORT-TERM INVESTMENTS			59,711,937

	TOTAL INVESTMENTS - 139.8% (Cost - $192,592,789) (c)			$189,285,481
	LIABILITIES IN EXCESS OF OTHER ASSETS - (39.8) %			(53,825,967)
	NET ASSETS - 100.0%			$135,459,514

The accompanying notes are an integral part of these financial statements.

18

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued) September 30, 2014

FFCB - Federal Farm Credit Banks

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $53,700,400 at September 30, 2014.

(b)	Securities purchased with cash proceeds of securities lending collateral. The aggregate value of Repurchase Agreements is $54,546,493. Repurchase Agreements are collateralized by FHLMC (coupon rates 0.000%-9.000%, maturity dates 2/2/15-9/1/44), FNMA (coupon rates 0.000%-8.000%, maturity dates 7/2/15-9/1/44), GNMA (coupon rates 2.000%-8.500%, maturity dates 9/15/22-9/15/49), FFCB (coupon rates 0.000%-3.410%, maturity dates 4/6/15-9/4/31), Resolution Funding Corp. (coupon rates 0.000%-9.375%, maturity dates 10/15/14-4/15/30) and U.S. Treasury Securities (coupon rates 0.000%-9.250%, maturity dates 10/16/14-8/15/44), with the aggregate value, including accrued interest, of $54,550,679.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $192,672,176 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$242
Unrealized depreciation:	(3,386,937)
Net unrealized depreciation:	$(3,386,695)

	Unrealized
	Appreciation
CREDIT DEFAULT SWAP CONTRACTS
Credit Default Swap to Sell Protection (1) CDX.NA.HY.S22 V2 Maturity 6/20/19 - Counterparty Goldman Sachs, to receive fixed interest of 5% (Notional Amount $600,000) (2)	$716	(3)
UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAP CONTRACTS	$716

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Consists of premium paid of $35,969 and current asset value of $36,685. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of the agreement.

The accompanying notes are an integral part of these financial statements.

19

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES September 30, 2014

		Navigator	Navigator
	Navigator	Duration	Sentry		Navigator
	Equity Hedged	Neutral Bond	Managed		Tactical Fixed
	Fund	Fund	Volatility Fund		Income Fund

Assets:
Investments in Securities at Cost (including affiliated securities of $8,025,035, $0, $0, and $0, respectively)	$77,507,840	$27,717,310	$44,556,620		$192,592,789
Investments in Securities at Value (including affiliated securities of $7,933,807, $0, $0, and $0, respectively)	$78,045,488	$28,487,426	$46,070,136		$189,285,481 (a)
Cash	—	22,908	—		—
Cash held as Collateral for Swap Contracts	—	—	600,000		363,699
Deposit with Broker	407,705	1,264,919	2,291,639		144,897
Swap Premiums Paid	—	—	—		35,969
Dividends and Interest Receivable	30,342	205,573	—		344,041
Receivable for Securities Sold	8,091,576	388,722	—		1,229,876
Receivable for Fund Shares Sold	16,960	202,489	51,683		84,093
Unrealized Appreciation on Swap Contracts	—	—	—		716
Due from Broker - Variation Margin	—	181,832	—		—
Prepaid Expenses and Other Assets	26,958	23,746	29,456		34,231
Total Assets	86,619,029	30,777,615	49,042,914		191,523,003

Liabilities:
Collateral on Securities Loaned	—	—	—		54,546,493
Payable to Custodian	—	—	1,225
Payable for Securities Purchased	8,145,921	128,415	—		1,283,667
Payable for Fund Shares Redeemed	22,677	45,320	278,907		85,556
Unrealized Depreciation on Swap Contracts	—	—	236,754		—
Accrued Advisory Fees	66,989	31,381	25,467		103,391
Accrued Distribution Fees	2,478	377	—		2,602
Payable to Other Affiliates	8,033	11,087	7,182		11,779
Accrued Expenses and Other Liabilities	28,945	20,150	24,214		30,001
Total Liabilities	8,275,043	236,730	573,749		56,063,489

Net Assets	$78,343,986	$30,540,885	$48,469,165		$135,459,514

Composition of Net Assets:
At September 30, 2014, Net Assets consisted of:
Paid-in-Capital	$74,865,751	$29,542,026	$59,723,388		$138,685,415
Accumulated Net Investment Income (Loss)	204,647	1,166	(315,021)		135,399
Accumulated Net Realized Gain (Loss) From Investments, Futures, Swaps and Options	2,735,940	45,745	(12,215,964)		(54,708)
Net Unrealized Appreciation (Depreciation) on Investments, Futures, Swaps and Options	537,648	951,948	1,276,762		(3,306,592)
Net Assets	$78,343,986	$30,540,885	$48,469,165		$135,459,514

Net Asset Value Per Share
Class A Shares:
Net Assets	$3,857,962	$305,880	$8	(b)	$7,652,275

Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	401,854	29,352	1		781,689
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$9.60	$10.42	$7.83		$9.79
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75%, respectively)	$10.16	$10.83	$8.14		$10.17

Class C Shares:
Net Assets	$1,790,628	$397,831	$8	(b)	$1,235,750

Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	191,631	38,384	1		126,313

Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.34	$10.36	$7.83		$9.78

Class I Shares:
Net Assets	$72,695,396	$29,837,174	$48,469,149		$126,571,489

Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	7,539,417	2,871,979	6,187,046		12,896,664

Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.64	$10.39	$7.83		$9.81

(a)	includes loaned securities with a value of $53,700,400.

(b)	Amount is rounded.

The accompanying notes are an integral part of these financial statements.

20

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended September 30, 2014

	Navigator Equity	Navigator Duration	Navigator Sentry	Navigator Tactical
	Hedged Fund	Neutral Bond Fund	Managed Volatility Fund	Fixed Income Fund
	For the Year	For the Year	For the Period*	For the Period**
	Ended	Ended	Ended	Ended
	September 30, 2014	September 30, 2014	September 30, 2014	September 30, 2014

Investment Income:
Dividend Income	$1,321,498	$100,388	$—	$3,104,003
Interest Income	800	677,468	648	558
Securities lending - net	—	—	—	59,861
Total Investment Income	1,322,298	777,856	648	3,164,422

Expenses:
Investment Advisory Fees	647,253	338,188	219,480	521,163
Registration & Filing Fees	45,000	36,090	10,209	18,587
Transfer Agent Fees	41,311	37,959	21,220	26,508
Administration Fees	62,368	60,912	29,804	40,948
Distribution Fees:
Class C	21,666	785	—	2,138
Class A	9,216	190	—	4,193
Non 12b-1 Shareholder Service Expense	23,999	20,115	15,209	13,052
Chief Compliance Officer Fees	18,895	3,176	3,499	3,300
Printing Expense	17,997	18,094	8,052	15,198
Legal Fees	15,182	29,665	28,087	23,246
Audit Fees	15,000	15,500	15,500	15,500
Custody Fees	16,185	7,468	4,905	8,000
Trustees’ Fees	8,434	9,711	5,122	5,059
Insurance Expense	4,447	160	235	779
Interest Expense	—	16,287	—	—
Miscellaneous Expenses	1,759	3,788	1,994	1,994
Total Expenses	948,712	598,088	363,316	699,665

Less: Expenses waived by Advisor for Affiliated Holdings	(10,360)	—	—	—
Plus (Less): Expense recaptured (waived/reimbursed) by the Advisor	35,168	(133,437)	(45,061)	(3,392)
Net Expenses	973,520	464,651	318,255	696,273
Net Investment Income (Loss)	348,778	313,205	(317,607)	2,468,149

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	5,870,567	1,320,923	(194,164)	(54,377)
Swap Contracts	—	—	—	—
Futures Contracts	—	(1,223,656)	—	(331)
Options Contracts	(2,125,967)	(51,490)	(12,021,800)	—
	3,744,600	45,777	(12,215,964)	(54,708)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including affiliated securities of $(91,228), $0, $0 and $0, respectively)	(1,309,285)	768,928	—	(3,307,308)
Swap Contracts	—	—	(236,754)	716
Futures Contracts	—	184,348	—	—
Options Contracts	—	(4,775)	1,513,516	—
	(1,309,285)	948,501	1,276,762	(3,306,592)

Net Realized and Unrealized Gain (Loss) on Investments	2,435,315	994,278	(10,939,202)	(3,361,300)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,784,093	$1,307,483	$(11,256,809)	$(893,151)

*	Commenced operations on March 6, 2014.

**	Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

21

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2014	September 30, 2013
Operations:
Net Investment Income	$348,778	$333,119
Net Realized Gain on Investments and Options	3,744,600	3,082,165
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,309,285)	3,576,265
Net Increase in Net Assets Resulting From Operations	2,784,093	6,991,549

Distributions to Shareholders:
From Net Investment Income:
Class A	—	(1,735)
Class I	(144,131)	(289,446)
Net Realized Gains
Class A	(100,377)	—
Class C	(71,171)	—
Class I	(2,388,335)	—
Net decrease in net assets from distributions to shareholders	(2,704,014)	(291,181)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	1,617,602	948,268
Class C	37,133	105,497
Class I	18,536,734	49,716,145
Distributions Reinvested:
Class A	82,344	1,431
Class C	65,090	—
Class I	2,335,501	283,165
Cost of Shares Redeemed:
Class A	(1,248,822)	(1,834,239)
Class C	(906,779)	(1,534,957)
Class I	(36,403,811)	(63,104,467)
Net decrease in net assets resulting from shares of beneficial interest	(15,885,008)	(15,419,157)

Decrease in Net Assets	(15,804,929)	(8,718,789)

Net Assets:
Beginning of Year	94,148,915	102,867,704
End of Year (including accumulated net investment income of $204,647 and $0, respectively)	$78,343,986	$94,148,915

SHARE ACTIVITY
Class A:
Shares Sold	166,478	102,963
Shares Reinvested	8,604	162
Shares Redeemed	(128,888)	(199,788)
Net increase (decrease) in shares of beneficial interest outstanding	46,194	(96,663)

Class C:
Shares Sold	3,924	11,946
Shares Reinvested	6,947	—
Shares Redeemed	(95,684)	(170,581)
Net decrease in shares of beneficial interest outstanding	(84,813)	(158,635)

Class I:
Shares Sold	1,904,808	5,411,885
Shares Reinvested	243,535	32,069
Shares Redeemed	(3,742,103)	(6,821,205)
Net decrease in shares of beneficial interest outstanding	(1,593,760)	(1,377,251)

The accompanying notes are an integral part of these financial statements.

22

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Year	For the Period*
	Ended	Ended
	September 30, 2014	September 30, 2013
Operations:
Net Investment Income (Loss)	$313,205	$(1,392)
Net Realized Gain (Loss) on Investments, Futures and Options	45,777	(32)
Net Change in Unrealized Appreciation on Investments, Futures and Options	948,501	3,447
Net Increase in Net Assets Resulting From Operations	1,307,483	2,023

Distributions to Shareholders:
From Net Investment Income:
Class A	(1,102)	—
Class C	(1,453)	—
Class I	(308,092)	—
Net decrease in net assets from distributions to shareholders	(310,647)	—

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	304,519	100
Class C	395,450	100
Class I	39,441,938	7,000,100
Distributions Reinvested:
Class A	723	—
Class C	1,260	—
Class I	283,374	—
Cost of Shares Redeemed:
Class I	(17,885,538)	—
Net increase in net assets resulting from shares of beneficial interest	22,541,726	7,000,300

Increase in Net Assets	23,538,562	7,002,323

Net Assets:
Beginning of Period	7,002,323	—
End of Period (including accumulated net investment income (loss) of $1,166 and $(1,392), respectively)	$30,540,885	$7,002,323

SHARE ACTIVITY
Class A:
Shares Sold	29,273	10
Shares Reinvested	69	—
Net increase in shares of beneficial interest outstanding	29,342	10

Class C:
Shares Sold	38,252	10
Shares Reinvested	122	—
Net increase in shares of beneficial interest outstanding	38,374	10

Class I:
Shares Sold	3,916,378	700,010
Shares Reinvested	27,388	—
Shares Redeemed	(1,771,797)	—
Net increase in shares of beneficial interest outstanding	2,171,969	700,010

*	Commenced operations on September 23, 2013.

The accompanying notes are an integral part of these financial statements.

23

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry
	Managed Volatility	Navigator Tactical
	Fund	Fixed Income Fund
	For the Period*	For the Period**
	Ended	Ended
	September 30, 2014	September 30, 2014
Operations:
Net Investment Income (Loss)	$(317,607)	$2,468,149
Net Realized Loss on Investments, Swaps and Futures	(12,215,964)	(54,708)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps and Options	1,276,762	(3,306,592)
Net Decrease in Net Assets Resulting From Operations	(11,256,809)	(893,151)

Distributions to Shareholders:
From Net Investment Income:
Class A	—	(112,375)
Class C	—	(11,295)
Class I	—	(2,227,114)
Net decrease in net assets from distributions to shareholders	—	(2,350,784)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	10	7,911,621
Class C	10	1,285,767
Class I	64,919,025	138,240,627
Distributions Reinvested:
Class A	—	109,579
Class C	—	9,584
Class I	—	2,209,478
Cost of Shares Redeemed:
Class A	—	(91,508)
Class C	—	(25,124)
Class I	(5,193,071)	(10,946,575)
Net increase in net assets resulting from shares of beneficial interest	59,725,974	138,703,449

Increase in Net Assets	48,469,165	135,459,514

Net Assets:
Beginning of Period	—	—
End of Period (including accumulated net investment income (loss) of $(315,021) and $135,399)	$48,469,165	$135,459,514

SHARE ACTIVITY
Class A:
Shares Sold	1	779,692
Shares Reinvested	—	11,105
Shares Redeemed	—	(9,108)
Net increase in shares of beneficial interest outstanding	1	781,689

Class C:
Shares Sold	1	127,801
Shares Reinvested	—	982
Shares Redeemed	—	(2,470)
Net increase in shares of beneficial interest outstanding	1	126,313

Class I:
Shares Sold	6,800,145	13,760,250
Shares Reinvested	—	222,613
Shares Redeemed	(613,099)	(1,086,199)
Net increase in shares of beneficial interest outstanding	6,187,046	12,896,664

*	Commenced operations on March 6, 2014.

**	Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

24

Navigator Funds FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class A
	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		December 28, 2010 * to
	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$9.61		$9.00		$8.60		$10.00
From Operations:
Net investment income (loss) (a)	0.02		0.01		(0.00	) (g)	0.01
Net gain (loss) from investments (both realized and unrealized)	0.25		0.60		0.41		(1.41)
Total from operations	0.27		0.61		0.41		(1.40)
Distributions to shareholders from:
Net investment income	—		(0.00	) (g)	(0.01)		—
Net realized gains	(0.28)		—		—		—
Total distributions	(0.28)		(0.00)		(0.01)		—

Net Asset Value, End of Period	$9.60		$9.61		$9.00		$8.60

Total Return (b)	2.84%		6.83%		4.79%		(14.00	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,858		$3,420		$4,071		$4,587
Ratio of expenses to average net assets, before reimbursement	1.31	% (e)	1.31	% (e)	1.37	% (e)	4.99	% (c)(e)
net of reimbursement	1.34	% (e)(h)	1.35	% (e)(h)	1.35	% (e)	1.35	% (c)(e)
Ratio of net investment income (loss) to average net assets	0.24	% (f)	0.10	% (f)	(0.05	)% (f)	0.20	% (c)(f)
Portfolio turnover rate	353%		446%		486%		380	% (d)

	Navigator Equity Hedged Fund - Class C
	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		December 28, 2010 * to
	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$9.43		$8.89		$8.55		$10.00
From Operations:
Net investment loss (a)	(0.06)		(0.06)		(0.08)		(0.04)
Net gain (loss) from investments (both realized and unrealized)	0.25		0.60		0.42		(1.41)
Total from operations	0.19		0.54		0.34		(1.45)

Distributions to shareholders from:
Net realized gains	(0.28)		—		—		—
Total distributions	(0.28)		—		—		—

Net Asset Value, End of Period	$9.34		$9.43		$8.89		$8.55

Total Return (b)	2.02%		6.07%		3.98%		(14.50	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,791		$2,608		$3,869		$3,367
Ratio of expenses to average net assets, before reimbursement	2.06	% (e)	2.06	% (e)	2.12	% (e)	3.46	% (c)(e)
net of reimbursement	2.09	% (e)(h)	2.10	% (e)(h)	2.10	% (e)	2.10	% (c)(e)
Ratio of net investment loss to average net assets	(0.62	)% (f)	(0.68	)% (f)	(0.87	)% (f)	(0.55	)% (c)(f)
Portfolio turnover rate	353%		446%		486%		380	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

25

Navigator Funds FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class I
	For the		For the		For the		For the Period
	Year Ended		Year Ended		Year Ended		December 28, 2010 * to
	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$9.65		$9.03		$8.62		$10.00
From Operations:
Net investment income (a)	0.04		0.03		0.02		0.03
Net gain (loss) from investments (both realized and unrealized)	0.25		0.62		0.41		(1.41)
Total from operations	0.29		0.65		0.43		(1.38)
Distributions to shareholders from:
Net investment income	(0.02)		(0.03)		(0.02)		—
Net realized gains	(0.28)		—		—		—
Total distributions	(0.30)		(0.03)		(0.02)		—

Net Asset Value, End of Period	$9.64		$9.65		$9.03		$8.62

Total Return (b)	3.01%		7.19%		5.04%		(13.80	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$72,695		$88,121		$94,928		$34,810
Ratio of expenses to average net assets, before reimbursement	1.06	% (e)	1.06	% (e)	1.11	% (e)	1.85	% (c)(e)
net of reimbursement	1.09	% (e)(g)	1.10	% (e)(g)	1.10	% (e)	1.10	% (c)(e)
Ratio of net investment income to average net assets	0.43	% (f)	0.37	% (f)	0.17	% (f)	0.39	% (c)(f)
Portfolio turnover rate	353%		446%		486%		380	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

26

Navigator Funds FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Duration Neutral Bond Fund - Class A				Navigator Duration Neutral Bond Fund - Class C
	For the		For the Period		For the		For the Period
	Year Ended		September 23, 2013* to		Year Ended		September 23, 2013* to
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.13		(0.00	) (g)	0.06		(0.00	) (g)
Net gain (loss) from investments (both realized and unrealized)	0.35		(0.00	) (g)	0.37		(0.00	) (g)
Total from operations	0.48		(0.00)		0.43		(0.00)
Distributions to shareholders from:
Net investment income	(0.06)		—		(0.07)		—
Total distributions	(0.06)		—		(0.07)		—

Net Asset Value, End of Period	$10.42		$10.00		$10.36		$10.00

Total Return (b)	4.82%		0.00	% (d)	4.29%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$306		$100	(i)	$398		$100	(i)
Ratio of expenses to average net assets, before reimbursement	2.56	% (e)(h)	4.61	% (c)	3.15	% (e)(h)	5.36	% (c)
net of reimbursement	2.01	% (e)(h)	1.90	% (c)	2.71	% (e)(h)	2.65	% (c)
Ratio of net investment income (loss) to average net assets	1.25	% (f)	(1.90	)% (c)	0.53	% (f)	(2.65	)% (c)
Portfolio turnover rate	281%		0	% (d)	281%		0	% (d)

	Navigator Duration Neutral Bond Fund - Class I
	For the		For the Period
	Year Ended		September 23, 2013* to
	September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.12		(0.00	) (g)
Net gain (loss) from investments (both realized and unrealized)	0.38		(0.00	) (g)
Total from operations	0.50		(0.00)
Distributions to shareholders from:
Net investment income	(0.11)		—
Total distributions	(0.11)		—

Net Asset Value, End of Period	$10.39		$10.00

Total Return (b)	5.03%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$29,837		$7,002
Ratio of expenses to average net assets, before reimbursement	2.21	% (e)(h)	4.36	% (c)
net of reimbursement	1.71	% (e)(h)	1.65	% (c)
Ratio of net investment income (loss) to average net assets	1.16	% (f)	(1.64	)% (c)
Portfolio turnover rate	281%		0	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes, 0.11%, 0.06%, and 0.06% for the year ended September 30, 2014 attributed to interest expense, for Classes A, C, and I, respectively

(i)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

27

Navigator Funds FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Sentry		Navigator Sentry		Navigator Sentry
	Managed Volatility Fund -		Managed Volatility Fund -		Managed Volatility Fund -
	Class A		Class C		Class I
	For the Period		For the Period		For the Period
	March 6, 2014* to		March 6, 2014* to		March 6, 2014* to
	September 30, 2014		September 30, 2014		September 30, 2014

Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00
From Operations:
Net investment loss (a)	(—	) (g)	(—	) (g)	(0.06)
Net loss from investments (both realized and unrealized)	(2.17)		(2.17)		(2.11)
Total from operations	(2.17)		(2.17)		(2.17)

Net Asset Value, End of Period	$7.83		$7.83		$7.83

Total Return (b)	(21.70	)% (d)	(21.70	)% (d)	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$8	(h)	$8	(h)	$48,469
Ratio of expenses to average net assets, before reimbursement	1.65	% (c)(e)	2.40	% (c)(e)	1.40	% (c)(e)
net of reimbursement	1.50	% (c)(e)	2.25	% (c)(e)	1.25	% (c)(e)
Ratio of net investment loss to average net assets	(1.50	)% (c)(f)	(2.25	)% (c)(f)	(1.22	)% (c)(f)
Portfolio turnover rate	148	% (d)	148	% (d)	148	% (d)

	Navigator Tactical Fixed		Navigator Tactical Fixed		Navigator Tactical Fixed
	Income Fund - Class A		Income Fund - Class C		Income Fund - Class I
	For the Period		For the Period		For the Period
	March 27, 2014* to		March 27, 2014* to		March 27, 2014* to
	September 30, 2014		September 30, 2014		September 30, 2014

Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00
From Operations:
Net investment income (a)	0.20		0.16		0.21
Net loss from investments (both realized and unrealized)	(0.24)		(0.23)		(0.22)
Total from operations	(0.04)		(0.07)		(0.01)
Distributions to shareholders from:
Net investment income	(0.17)		(0.15)		(0.18)
Total distributions	(0.17)		(0.15)		(0.18)

Net Asset Value, End of Period	$9.79		$9.78		$9.81

Total Return (b)	(0.40	)% (d)	(0.71	)% (d)	(0.15	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,652		$1,236		$126,571
Ratio of expenses to average net assets, before reimbursement	1.54	% (c)(e)	3.37	% (c)(e)	1.11	% (c)(e)
net of reimbursement	1.48	% (c)(e)	2.23	% (c)(e)	1.11	% (c)(e)
Ratio of net investment income to average net assets	3.90	% (c)(f)	3.07	% (c)(f)	4.01	% (c)(f)
Portfolio turnover rate	7	% (d)	7	% (d)	7	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

28

Navigator Funds
NOTES TO FINANCIAL STATEMENTS September 30, 2014

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified open-end management investment companies except the Equity Fund which is a diversified series. Each Fund offers three classes of shares designated as Class A, Class C and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the

29

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

30

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$68,321,335	$—	$—	$68,321,335
Mutual Funds	7,933,807	—	—	$7,933,807
Short-Term Investments	1,790,346	—	—	$1,790,346
Total	$78,045,488	$—	$—	$78,045,488

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$16,964,324	$—	$16,964,324
Mutual Funds	4,068,681	—	—	$4,068,681
Purchased Call Options	2,734	—	—	$2,734
Short-Term Investments	7,451,687	—	—	$7,451,687
Futures Contracts*	181,832	—	—	$181,832
Total	$11,704,934	$16,964,324	$—	$28,669,258

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Purchased Put Options	$13,508,000	$—	$—	$13,508,000
Short-Term Investments	32,562,136	—	—	$32,562,136
Total	$46,070,136	$—	$—	$46,070,136
Liabilities
Open Swap Contracts^	$—	$236,754	$—	$236,754
Total	$—	$236,754	$—	$236,754

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$62,406,869	$—	$—	$62,406,869
Mutual Funds	67,067,823	—	—	$67,067,823
Bonds & Notes	—	98,852	—	$98,852
Short-Term Investments	5,165,444	54,546,493	—	$59,711,937
Open Swap Contract^	716	—	—	$716
Total	$134,640,852	$54,645,345	$—	$189,286,197

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented. It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

*	Includes cumulative unrealized gain on futures contracts open at September 30, 2014.

**	Refer to the Portfolio of Investments for industry classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk - ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Bond Fund and Tactical Fund’s Portfolio of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at September 30, 2014.

Equity Fund:

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Appreciation
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Options contracts - Equity	Net realized gain (loss) from options/Net change in unrealized appreciation (depreciation) from options	$(2,125,967)	$—
Total		$(2,125,967)	$—

Bond Fund:

Gross Amounts Not Offset in the Statement of
Assets:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of	Financial	Collateral
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures contracts	$181,832	$—	$181,832	$—	$—	$181,832
Total	$181,832	$—	$181,832	$—	$—	$181,832

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2014.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts:	Variation margin - due from broker, Net Assets - Net Unrealized Appreciation	$181,832	Variation margin - due to broker, Net Assets - Net Unrealized Depreciation	$—
		$181,832		$—

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Appreciation
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures/Net change in unrealized appreciation (depreciation) from futures	$(1,223,656)	$184,348
Options Contracts - Interest Rate	Net realized gain (loss) from options/Net change in unrealized appreciation (depreciation) from options	(51,490)	(4,775)
Total		$(1,275,146)	$179,573

Sentry Fund:

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts of	Offset in the	Presented in the
	Recognized	Statement of	Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received) **	Net Amount
Swap Contracts	$(236,754)	$—	$(236,754)	$—	$236,754	$—
Total	$(236,754)	$—	$(236,754)	$—	$236,754	$—

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Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the period ended September 30, 2014.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Total return swaps:	Unrealized Appreciation on Swap Contracts	$—	Unrealized Depreciation on Swap Contracts	$236,754
		$—		$236,754

The effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2014.

			Change in
			Unrealized
			Appreciation/
Contract Type/	Location of Gain or (Loss) On	Realized Loss	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) from swaps/Net change in unrealized appreciation (depreciation) from swaps	$—	$(236,754)
Options Contracts - Equity	Net realized gain (loss) from options/Net change in unrealized appreciation (depreciation) from options	(12,021,800)	1,513,516
Total		$(12,021,800)	$1,276,762

Tactical Fund:

					Gross Amounts Not Offset in the Statement of
Assets:					Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts of		Statement of	Statement of	Financial	Collateral
Description	Recognized Assets		Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Swap Contracts	$36,685		$—	$36,685	$—	$—	$36,685
Repurchase Agreements	54,546,493	*	—	54,546,493	(54,546,493)	—	—
Total	$54,583,178		$—	$54,583,178	$(54,546,493)	$—	$36,685

Gross Amounts Not Offset in the Statement of
Liabilities:					Assets & Liabilities
			Gross Amounts	Net Amounts
	Gross Amounts of		Offset in the	Presented in the
	Recognized		Statement of	Statement of	Financial	Collateral
Description	Liabilities		Assets & Liabilities	Assets & Liabilities	Instruments	Pledged/(Received)	Net Amount
Securities Lending	$54,546,493	*	—	$54,546,493	$—	$(54,546,493)	$—
Total	$54,546,493		$—	$54,546,493	$—	$(54,546,493)	$—

*	Included with Investments in securities on the Statements of Assets and Liabilities

**	Any over-collateralization of total financial instruments is not shown.

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Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the period ended September 30, 2014.

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit default swaps:	Unrealized Appreciation on Swap Contracts	$716	Unrealized Depreciation on Swap Contracts	$—
		$716		$—

The effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2014.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit contracts	Net realized gain (loss) from swaps/Net change in unrealized appreciation (depreciation) from swaps	$—	$716
Interest rate contracts	Net realized gain (loss) from futures/Net change in unrealized appreciation (depreciation) from futures	(331)	—
Total		$(331)	$716

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Credit Facility – The Advisor has entered into a revolving line of credit agreement with Pershing Prime Services, on behalf of the Bond Fund, for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is 5% of the Fund’s gross assets. Borrowings under this agreement bear interest at a rate equal to the London Interbank Offered Rate plus 1.15%, per annum, on the principal balance outstanding. During the year ended September 30, 2014, the Fund incurred $16,287 of interest expense related to the borrowings. As of September 30, 2014, the outstanding balance was $0 and was closed. The average daily balance outstanding during the year ended September 30, 2014, was $519,737 at a weighted average interest rate of 1.30%. The maximum face amount of borrowings outstanding at any month-end during the year ended September 30, 2014 was $1,000,000.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund and Tactical Fund, and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”). The Advisor pays Main Point Advisors, Inc, the sub-advisor to the Bond Fund, a portion of its advisory fee. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 1.25% of the average daily net assets of the Bond Fund and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund. For the year or period ended September 30, 2014, the Advisor earned advisory fees of $647,253, $338,188, $219,480, and $521,163 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund. The Advisor has agreed to waive its advisory fee on the portion of the Equity Fund’s assets that are invested in the Sentry Fund. For the year ended September 30, 2014, the Equity Fund waived $10,360 in advisory fees.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

				Expiration
Fund	Class A	Class C	Class I	Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2015
Bond Fund	1.90%	2.65%	1.65%	1/31/2015
Sentry Fund	1.50%	2.25%	1.25%	2/28/2015
Tactical Fund	1.50%	2.25%	1.25%	3/31/2015

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year or period ended September 30, 2014, the Advisor recaptured fees of $35,168 from the Equity Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2015	September 30, 2016	September 30, 2017	Total
Equity Fund	$7,732	$—	$—	$7,732
Bond Fund	—	2,299	133,437	$135,736
Sentry Fund	—	—	45,061	$45,061
Tactical Fund	—	—	3,392	$3,392

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Amounts due to GFS for these various services as of September 30, 2014 are reported in the Statements of Assets and Liabilities as “Payable to other affiliates.”

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year or period ended September 30, 2014, the Equity Fund incurred distribution fees of $9,216 and $21,666 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $190 and $785 for Class A shares and Class C shares, respectively, and the Tactical Fund incurred distributions fees of $4,193 and $2,138 for Class A shares and Class C shares, respectively. The Sentry Fund did not incur any fees under the Plans for the period ended September 30, 2014.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended September 30, 2014, the Distributor received $2,132 in underwriting commissions for sales of Class A shares, of which $231 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended September 30, 2014, Grant Williams L.P. (“GWLP”), a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Bond Fund and received commissions of $732.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year or period ended September 30, 2014, amounted to $280,724,867, $293,744,658, respectively, for the Equity Fund, $75,473,210 and $58,473,666, respectively, for the Bond Fund, $14,880,813 and $14,686,649, respectively, for the Sentry Fund and $140,244,924 and $7,309,696, respectively, for the Tactical Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2014 and September 30, 2013 was as follows:

For the period ended September 30, 2014:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gains	Total
Equity Hedged Fund	$2,704,014	$—	$—	$2,704,014
Duration Neutral Bond Fund	6,712	303,935	—	$310,647
Tactical Fixed Income Fund	2,350,784	—	—	$2,350,784

For the year ended September 30, 2013:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Equity Hedged Fund	$291,181	$—	$291,181

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Undistributed	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Tax Exempt	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Income	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Equity Hedged Fund	$2,940,587	$—	$—	$—	$—	$537,648	$3,478,235
Duration Neutral Bond Fund	240,898	—	—	1,166	—	756,795	998,859
Sentry Managed Volatility Fund	—	—	—	—	(11,254,223)	—	(11,254,223)
Tactical Fixed Income Fund	160,794	—	—	—	—	(3,386,695)	(3,225,901)

The difference between book basis and tax basis undistributed net investment income/loss, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of open futures, options and swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Navigator Sentry Managed Volatility Fund incurred and elected to defer such late year losses of $551,775.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Navigator Sentry Managed Volatility Fund incurred and elected to defer such capital losses of $10,702,448.

Permanent book and tax differences, primarily attributable to the adjustments for non-deductible expenses and swaps, resulted in reclassification for the period ended September 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Sentry Managed Volatility Fund	$(2,586)	$2,586	$—
Tactical Fixed Income Fund	(18,034)	18,034	—

6.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of

39

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NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2014

securities loaned is disclosed in a footnote on the Statement of Assets & Liabilities and on the Portfolio of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. The Funds’ cash collateral received in securities lending transactions is invested in repurchase agreements.

Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

7.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Equity Fund as of September 30, 2014 are noted in the Equity Fund’s Portfolio of Investments. Transactions during the year with affiliated companies are as follows:

Description	Value-Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Value-End of Period
Sentry Fund	$—	$8,025,035	$—	$—	$7,933,807

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Sentry Fund currently invests a portion of its assets in Milestone Treasury Obligations Fund (“Milestone”). The Fund may redeem its investment from Milestone at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of Milestone. The financial statements of the Milestone, including its portfolio of investments, can be found at www.milecap.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Milestone’s financial statements. As of September 30, 2014, the percentage of the Sentry Fund’s net assets invested in Milestone was 67.2%.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund,

Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period December 28, 2010 (commencement of operations) through September 30, 2011. We have also audited the accompanying statement of assets and liabilities of Navigator Duration Neutral Bond Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 23, 2013 (commencement of operations) through September 30, 2013. We have also audited the accompanying statement of assets and liabilities of Navigator Sentry Managed Volatility Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period March 6, 2014 (commencement of operations) through September 30, 2014. We have also audited the accompanying statement of assets and liabilities of Navigator Tactical Fixed Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period March 27, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

41

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund as of September 30, 2014, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2014

42

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

43

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

44

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited) September 30, 2014

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning April 1, 2014 and held through September 30, 2014.

Actual Expenses: The “Actual Expenses” column in the table below provides information about actual account values and actual expenses.

You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	4/1/14	9/30/14	Period*	9/30/14	Period*
Navigator Equity Hedged Fund	1.31%	$1,000.00	$987.70	$6.53	$1,018.50	$6.63
Navigator Duration Neutral Bond Fund	1.90%	$1,000.00	$1,013.80	$9.59	$1,015.54	$9.60
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$795.70	$10.13	$1,025.07	$11.36
Navigator Tactical Fixed Income Fund	1.50%	$1,000.00	$994.00	$7.50	$1,017.55	$7.59

Class C
Navigator Equity Hedged Fund	2.07%	$1,000.00	$983.20	$10.29	$1,014.69	$10.45
Navigator Duration Neutral Bond Fund	2.65%	$1,000.00	$1,008.70	$13.34	$1,011.78	$13.36
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$795.70	$10.13	$1,025.07	$11.36
Navigator Tactical Fixed Income Fund	2.25%	$1,000.00	$991.90	$11.24	$1,013.79	$11.36

Class I
Navigator Equity Hedged Fund	1.06%	$1,000.00	$988.70	$5.28	$1,019.75	$5.37
Navigator Duration Neutral Bond Fund	1.65%	$1,000.00	$1,014.90	$8.33	$1,016.80	$8.34
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$795.70	$5.63	$1,018.80	$6.33
Navigator Tactical Fixed Income Fund	1.12%	$1,000.00	$997.50	$5.61	$1,019.45	$5.67

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended September 30, 2014 (183) divided by the number of days in the fiscal year (365).

45

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
46

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
47

Investment Advisor

Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Investment Sub-Advisor

Main Point Advisors, Inc.
1650 Market Street, 53rd Floor
Philadelphia,PA 19103

Administrator

Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $ 53,000

2013 - $ 13,000

(b)

Audit-Related Fees

2014 - None

2013 - None

(c)

Tax Fees

2014 – $ 8,000

2013 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $ 8,000

2013 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/14